UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 19, 2004

ZIONS BANCORPORATION

(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah		84111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  801-524-4787

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02       Results of Operations and Financial Condition.

On October 19, 2004, Zions Bancorporation (the “Company”) announced its financial results for the quarter ended September 30, 2004. The press release announcing the financial results for the quarter ended September 30, 2004 is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

	Exhibit 99.1	Press Release Dated October 19, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

	By:	/s/ Doyle L. Arnold
	Name:	Doyle L. Arnold
	Title:	Executive Vice President and
Chief Financial Officer

Date: October 19, 2004